EXHIBIT 10.4

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE RESTATED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY SIGNED REFERENCES THERETO OR ANY NOTICE OR OTHER COMMUNICATION, INCLUDING FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED), INTO OR FROM THE REPUBLIC OF AUSTRIA WHICH REFER TO SUCH DOCUMENT OR TO WHICH A COPY OF SUCH DOCUMENT IS ATTACHED MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH RESTATED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING SUCH DOCUMENTATION AS OUTLINED ABOVE SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.20 OF SUCH RESTATED CREDIT AGREEMENT.

AMENDMENT AND RESTATEMENT AGREEMENT dated as of October 12, 2022 (this “Agreement”), in respect of (a) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of March 27, 2019, as amended as of December 7, 2021 (as so amended, the “Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), GOODYEAR EUROPE B.V., GOODYEAR GERMANY GMBH (formerly known as Goodyear Dunlop Tires Germany GmbH), GOODYEAR OPERATIONS S.A., the LENDERS PARTY THERETO, J.P. MORGAN SE (formerly known as J.P. MORGAN AG), as administrative agent, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the “Master Guarantee and Collateral Agreement”) dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011, as amended as of May 12, 2015 and as amended as of March 27, 2019, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Goodyear and the Borrowers have requested that the Existing Credit Agreement (as defined below) be amended and restated as set forth in Section 4 below and the Master Guarantee and Collateral Agreement be amended as set forth in Section 4 below and the parties hereto are willing to so amend the Existing Credit Agreement and the Master Guarantee and Collateral Agreement.

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In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1.
Defined Terms. (a) As used in this Agreement, the following terms have the meanings specified below:

“Amended MGCA” shall mean the Master Guarantee and Collateral Agreement, as amended in accordance with Section 4.

“Assigned Interest” shall have the meaning assigned to such term in Section 4(iii).

“Daylight Commitments” shall mean, for each Daylight Lender party hereto on the Effective Date, such Daylight Lender’s Euro Daylight Commitments and U.S. Dollar Daylight Commitments.

“Daylight Lender” shall mean a lender that will become on the Effective Date a Lender under the Restated Credit Agreement.

“Daylight Loans” shall mean all Euro Daylight Loans and U.S. Dollar Daylight Loans.

“Effective Date” shall have the meaning assigned to such term in Section 2.

“Euro Daylight Commitments” shall mean, for each Daylight Lender party hereto on the Effective Date, the obligation of such Lender to make loans denominated in Euros (“Euro Daylight Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight Lender on Schedule 1 to this Agreement under the caption “Daylight Loans – Euros”.

“Euro Daylight Loans” shall have the meaning assigned to such term in the definition of “Euro Daylight Commitments”.

“Existing Credit Agreement” shall mean the Credit Agreement immediately before its amendment and restatement in accordance with Section 4(i)(A).

“Restated Credit Agreement” shall mean the Existing Credit Agreement, as amended and restated in accordance with Section 4(i)(A).

“U.S. Dollar Daylight Commitments” shall mean, for each Daylight Lender party hereto on the Effective Date, the obligation of such Lender to make loans denominated in U.S. Dollars (“U.S. Dollar Daylight Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight Lender on Schedule 1 to this Agreement under the caption “Daylight Loans – U.S. Dollars”.

“U.S. Dollar Daylight Loans” shall have the meaning assigned to such term in the definition of “U.S. Dollar Daylight Commitments”.

(b) The rules of construction specified in Section 1.03 of the Existing Credit Agreement also apply to this Agreement, mutatis mutandis. On and after the effectiveness of the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used (i) in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the “Agreement” as defined in the Restated Credit Agreement, and the term “Credit Agreement”, as used

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in the Credit Documents, shall mean the Restated Credit Agreement and (ii) in the Amended MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended hereby, and the terms “Master Guarantee and Collateral Agreement” or “Guarantee and Collateral Agreement”, as used in the Credit Documents, shall mean the Amended MGCA. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Existing Credit Agreement. This Agreement shall constitute a “Credit Document” for all purposes of the Restated Credit Agreement and the other Credit Documents.

SECTION 2.
Conditions to Effectiveness. The transactions provided for in Sections 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).
SECTION 3.
Effective Date Transactions. On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:
(a)
Each Daylight Lender shall extend credit to GEBV and GEBV shall borrow one or more Daylight Loans denominated in (i) Euros in an aggregate principal amount equal to such Lender’s Euro Daylight Commitment and/or (ii) U.S. Dollars in an aggregate principal amount equal to such Lender’s U.S. Dollar Daylight Commitment. The proceeds of such Daylight Loans shall be payable to JPMCB, which shall pay such proceeds to the accounts set forth on Schedule 1, as applicable. The provisions of Section 2.06 of the Restated Credit Agreement shall apply to the making of Daylight Loans on the same basis as Borrowings. GEBV irrevocably directs the Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clause to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Revolving Loans (as defined in the Existing Credit Agreement) that remain outstanding at such time, if any, together with all accrued and unpaid interest thereon and any accrued and unpaid commitment fees with respect to the Commitments (as defined in the Existing Credit Agreement).
(b)
Immediately following the transactions provided for in paragraph (a) above, all Lenders under the Existing Credit Agreement shall transfer their Commitments (as such term is defined in the Existing Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master Assignment and Acceptance to be executed in the form attached hereto as Exhibit A.

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SECTION 4.
Amendment and Restatement; Borrowings on Effective Date. Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of any party hereto; provided that for the purposes of Section 4(i)(A), only the parties to the Existing Credit Agreement (after giving effect to the transactions set forth in Section 3) shall agree to such amendment and restatement, and, for the purposes of Section 4(i)(B), only the Collateral Agent and each Credit Party shall agree to such amendment:

(i)(A) The Existing Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended as follows:

(1)
Section 3.03(c) is hereby deleted and replaced with the provision contained in Annex 2 hereto.

The Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

(ii) Upon the effectiveness of the Restated Credit Agreement, JPMCB will be the holder of all the Commitments and shall be deemed to be the sole Issuing Bank. JPMCB, as the Lender holding all the Commitments, irrevocably authorizes the Collateral Agent to take all the actions set forth in Schedule 2 and any and all such other actions as the Collateral Agent shall deem necessary or advisable in connection with any security interest granted under the Security Documents in any Collateral and the rights of any Secured Party in respect thereof.

(iii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB (the “Assignor”) shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 3 hereto (each, an “Assignee”), and each Assignee shall purchase and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB’s ABT Commitment and German Commitment set forth in Schedule 3 and all related rights, interests and obligations under the Restated Credit Agreement, the Amended MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Amended MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the “Assigned Interest”). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (iii), have the rights and obligations of an ABT Lender and German Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this paragraph (iii), relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated by reference into this paragraph (iii) and made a part of this Agreement as if set forth in this paragraph (iii) in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (I) no recordation fee shall be payable with respect to the foregoing assignments and (II) this Agreement shall be an approved form of Assignment and Assumption for purposes of the Restated Credit Agreement. For the avoidance of doubt, upon the assignment of the Assigned Interest by JPMCB,

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each Lender designated as an Issuing Bank in the Restated Credit Agreement shall be an Issuing Bank, and JPMCB shall cease to be deemed the sole Issuing Bank.

(iv) Notwithstanding any provision of this Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Existing Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Existing Credit Agreement that will not be a Lender under the Restated Credit Agreement.

(v) In the event there are any Daylight Loans, immediately following the transactions provided for in paragraph (ii) above, each Lender shall make to GEBV and GEBV shall borrow, one or more Loans requested pursuant to a Borrowing Request delivered by GEBV to the Administrative Agent prior to the date hereof. Such Revolving Loans, in each case, shall have the initial Interest Periods, be denominated in the currency and be of the Class, Type and aggregate amount set forth in Schedule 4, as applicable. GEBV irrevocably directs that the borrowings set forth in this paragraph (v), if any, be applied directly to prepay in full (and be netted against) Daylight Loans extended to it, with any excess being delivered in accordance with such Borrowing Request.

SECTION 5.
Continuing Security. (a) Each Borrower and each other Credit Party confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Effective Date shall continue in full force and effect on the terms of the respective Security Documents (except for German law governed share pledge or interest pledge agreements) and (ii) on the Effective Date the Obligations under the Restated Credit Agreement shall constitute “Obligations” under the Amended MGCA and “secured obligations” (however defined) under the other Security Documents (subject to any limitations set forth in the Amended MGCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Existing Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate nor be novated on the Effective Date and shall continue in full force and effect as amended and restated hereby (in the case of the Existing Credit Agreement) and as amended hereby (in the case of the Master Guarantee and Collateral Agreement).

(b) In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation (where possible under the relevant law), of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Hungarian law, those governed by Romanian law, those governed by Serbian law and those governed by Swedish law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees or transferees of the respective Secured Party and the other Secured Parties.

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(c) In case of any assignment or transfer of all or any part of the rights and obligations on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA, in respect of any Security Document governed by Italian law, any assignment or transfer shall be construed under Italian law as a cessione totale o parziale del contratto or a cessione del credito or otherwise a successione a titolo particolare and shall not entail under Italian law a novazione (or have an effetto novativo on) of the Restated Credit Agreement or the Amended MGCA or the Security Documents governed by Italian law or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations.

(d) In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with Article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

(e) In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by French law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties. A transfer by way of novation under this Section 5(e) is also a novation (novation) within the meaning of Articles 1329 et seq. of the French Civil Code.

SECTION 6.
Swingline Agreements. For the avoidance of doubt, (i) that certain Swingline Agreement dated as of April 5, 2019, among Goodyear, the Borrowers, Barclays Bank PLC and the Administrative Agent, (ii) that certain Swingline Agreement dated as of April 5, 2019, among Goodyear, the Borrowers, UniCredit Bank AG and the Administrative Agent and (iii) that certain Swingline Agreement dated as of April 5, 2019, among Goodyear, the Borrowers, Bank of America, N.A. and the Administrative Agent, in each case, shall be terminated and of no further force or effect.
SECTION 7.
Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 8.
Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

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SECTION 9.
Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 10.
Fees and Expenses. Goodyear and each Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Administrative Agent.
SECTION 11.
Incorporation by Reference. Sections 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.20 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

PARTIES TO THE EXISTING CREDIT AGREEMENT, THE RESTATED CREDIT AGREEMENT, THE MASTER GUARANTEE AND COLLATERAL AGREEMENT AND THE AMENDED MGCA

THE GOODYEAR TIRE & RUBBER COMPANY
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President, Finance and Treasurer

Goodyear Europe B.V.
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact
by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

GOODYEAR GERMANY GMBH
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact
by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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GOODYEAR operations S.A.
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact
by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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J.P. MORGAN SE, as Administrative Agent under the Existing Credit Agreement and under the Restated Credit Agreement by
/s/ Karolina Glinka
Name: Karolina Glinka
Title: Vice President

JPMorgan Chase bank, n.a., individually, as Collateral Agent, Lender, Issuing Bank and Swingline Lender under the Existing Credit Agreement and under the Restated Credit Agreement by
/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

BANK OF AMERICA, N.A., as a Lender, an Issuing Bank and a Swingline Lender

By:	/s/ Karla M. Ruppert
	Name:	Karla M. Ruppert
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

BARCLAYS BANK IRELAND PLC

By:	/s/ Chris Salt
	Name:	Chris Salt
	Title:	Asset Management

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

Citibank, N.A.

By:	/s/ Andrew Padovano
	Name:	Andrew Padovano
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Credit Agricole Corporate and Investment Bank, as a Lender, Issuing Bank, and a Swingline Lender:

By:	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Starr
	Name:	Dan Starr
	Title:	Authorized Signatory

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Steven Chen
	Name:	Steven Chen
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable)

UniCredit Bank AG

By:	/s/ Alexandra Stelzer
	Name:	Alexandra Stelzer
	Title:	Managing Director

By:	/s/ Merico Bauch
	Name:	Merico Bauch
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Jessica Lutrario
	Name:	Jessica Lutrario
	Title:	Associate

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

BGL BNP Paribas

By:	/s/ Maria Dorenkamp
	Name:	Maria Dorenkamp
	Title:	SRM

By:	/s/ Anne-Sophie Dufresne
	Name:	Anne-Sophie Dufresne
	Title:	Directrice Banque des Entreprises Membre du Comité Exécutif

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

City National Bank

By:	/s/ Yvonne Mondragon
	Name:	Yvonne Mondragon
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
	Name:	Brian Crowley
	Title:	Managing Director

By:	/s/ Miriam Trautmann
	Name:	Miriam Trautmann
	Title:	Managing Director

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

Santander Bank, N.A.

By:	/s/ Jennifer Baydian
	Name:	Jennifer Baydian
	Title:	Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

Banco Bradesco S.A. – New York Branch

By:	/s/ Sonia Cristina I A Bettencourt
	Name:	Sonia Cristina I A Bettencourt

By:	/s/ Gabriela Da Silva Vieira
	Name:	Gabriela Da Silva Vieira

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

Banque et Caisse d’Epargne de l’Etat, Luxembourg

By:	/s/ Guy Koster
	Name:	Guy Koster
	Title:	Deputy Head of Business Unit Corporate Banking

By:	/s/ Nobby Brausch
	Name:	Nobby Brausch
	Title:	Director adjoint Chef de département Banque des Entreprises et du Secteur Public

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

Banque Internationale à Luxembourg société anonyme

By:	/s/ Bernard Eresch
	Name:	Bernard Eresch
	Title:	Head of Banque des Grandes Entreprises

By:	/s/ Daniel Haag
	Name:	Daniel Haag
	Title:	Managing Director

By:	/s/ Thomas Berns
	Name:	Thomas Berns
	Title:	Corporate Advisor

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

COMMERZBANK AKTIENGESELLSCHAFT

By:	/s/ Thomas Georg Mueldner
	Name:	Thomas Georg Mueldner
	Title:	Managing Director

By:	/s/ Jens Lah
	Name:	Jens Lah
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

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SIGNATURE PAGE

TO AMENDMENT AND RESTATEMENT AGREEMENT

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

The Northern Trust Company

By:	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

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PARTIES TO THE MASTER GUARANTEE AND COLLATERAL AGREEMENT AND THE AMENDED MGCA (AND NOT PARTY TO THE EXISTING CREDIT AGREEMENT OR THE RESTATED CREDIT AGREEMENT)

4FLEET GROUP GmbH
by

/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

GOODYEAR RETAIL SYSTEMS GMBH
by
/s/ Raf Monnens
Name: Raf Monhens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

goodyear germany manufacturing gmbh & co. kg
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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GOODYEAR HANAU MANUFACTURING GMBH & Co. kg
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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REIFEN BAIERLACHER GMBH

by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

Goodyear France S.A.S.

by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

Vulco DÉveloppement S.A.

by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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GOODYEAR AMIENS S.A.S.
by
/s/ Raf Monnens
Name: Raf Monhens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

goodyear tyres uk limited
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

DunlOp Tyres Ltd
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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GOODYEAR MOUNTING SOLUTIONS S.A.
by
/s/ Raf Monnens
Name: Raf Monnens
Title: Attorney-in-fact

by
/s/ Malcolm Goodall
Name: Malcolm Goodall
Title: Attorney-in-fact

[Signature Page to Amendment and Restatement Agreement]

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celeron corporation
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

divested companies holding company
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

by
/s/ Daniel T. Young
Name: Daniel T. Young
Title: Secretary

divested litchfield park properties, inc.
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

by
/s/ Daniel T. Young
Name: Daniel T. Young
Title: Secretary

Goodyear Export Inc.
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

[Signature Page to Amendment and Restatement Agreement]

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goodyear farms, inc.
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

goodyear international corporation
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

goodyear western hemisphere corporation
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

T&WA, INC.
by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

RABEN TIRE CO., LLC

by	THE GOODYEAR TIRE & RUBBER COMPANY
its sole member

by
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President, Finance and Treasurer

[Signature Page to Amendment and Restatement Agreement]

[[5884640]]

Cooper Tire & Rubber Company
by
/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Vice President and Treasurer

Max-Trac Tire Co., Inc.
by

/s/ Evan M. Scocos
	Name:	Evan M. Scocos
	Title:	Vice President

WINGFOOT BRANDS LLC
by	THE GOODYEAR TIRE & RUBBER COMPANY its sole member

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Vice President, Finance and Treasurer

[Signature Page to Amendment and Restatement Agreement]

[[5884640]]

COPPER INTERNATIONAL HOLDING CORPORATION
by

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Treasurer

Cooper Tire & Rubber Company Vietnam Holding, LLC
by

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Treasurer

Cooper Tire Holding Company
by

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Vice President and Treasurer

[Signature Page to Amendment and Restatement Agreement]

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goodyear canada inc.
by
/s/ Samuel M. Pillow
Name: Samuel M. Pillow
Title: President

by
/s/ Frank Lamie
Name: Frank Lamie
Title: Secretary

[Signature Page to Amendment and Restatement Agreement]

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ANNEX 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR EUROPE B.V.

GOODYEAR GERMANY GMBH

GOODYEAR OPERATIONS S.A.

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

DATED AS OF OCTOBER 12, 2022

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Amended MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of each of the Restated Credit Agreement and the Amended MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, the Amended MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of Sections 2.16 and 9.17 of the Restated Credit Agreement, duly completed and executed by such Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and

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based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender; and (c) hereby directs the Collateral Agent to execute on its behalf pursuant to the power of attorney granted to the Collateral Agent in Section 9.18 of the Restated Credit Agreement a “New Secured Party’s Accession Agreement” in the form of Schedule 3 to the German Security Trust Agreement.

2. Amended MGCA. Each Assignee, by executing and delivering this Agreement, acknowledges receipt of a copy of the Amended MGCA and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Amended MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Amended MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Amended MGCA (governing the manner in which acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Amended MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Amended MGCA (providing for releases of Guarantees of the Obligations and releases of security interests in Collateral securing the Obligations).

3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of the Republic of France if such assignment is notified in France to such Subsidiary Guarantors by written notice in accordance with Article 1324 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) GEBV (or the Administrative Agent, at the expense of GEBV) shall carry out such notification and (ii) if the assignment provided for in this Agreement is made without GEBV’s consent, the Administrative Agent shall provide prompt written notice of the assignment to GEBV.

4.2. Germany. For the purposes of German law only, the assignment made under this Agreement shall be deemed to be an assignment (Abtretung) and will not constitute a termination or a novation of the Restated Credit Agreement.

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4.3. Hungary. For the purposes of Hungarian law only, the assignment made under this Agreement shall be deemed to be an assignment (engedményezés) under Articles § 6:193 et seq. of the Civil Code of Hungary and will not constitute a termination or a novation of the Credit Agreement.

4.4. Italy. For the purposes of Italian law only, the assignment made under this Agreement shall be construed under Italian law as a cessione totale o parziale del contratto or a cessione del credito or otherwise a successione a titolo particolare and shall not entail under Italian law a novazione (or have an effetto novativo on) of the Restated Credit Agreement or the Amended MGCA or the Security Documents governed by Italian law or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations.

4.5. Luxembourg. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of Luxembourg if such assignment is notified or accepted in Luxembourg in accordance with Article 1690 of the Luxembourg Civil Code. Each such Subsidiary Guarantor has acknowledged receipt of such notice by its execution of this Agreement.

4.6. Romania. In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees or transferees of the respective Secured Party and the other Secured Parties.

4.7. Serbia. In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the security interests under the Security Documents governed by Serbian law will be preserved and will remain in full force and effect for the benefit of any successors, assignees or transferees of the respective Secured Party and the other Secured Parties.

4.8. Slovenia. For the purposes of Slovenian law only, the assignment made under this Amendment and Restatement Agreement shall not constitute a termination (prenehanje) or a novation (novacija) (both as defined under Slovenian laws) of the rights and obligations under the Restated Credit Agreement.

4.9. Spain. In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under the

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Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

4.10. The Netherlands. WARNING: PLEASE NOTE THAT A TRANSFER OR ASSIGNMENT OF AN AMOUNT LENT TO A DUTCH BORROWER MAY ONLY TAKE PLACE IF THE NEW LENDER IS A NON-PUBLIC LENDER (AS DEFINED IN THE RESTATED CREDIT AGREEMENT).

5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the Administrative Agent an Affiliate Authorization in the form of Exhibit G to the Restated Credit Agreement or any other form approved by the Administrative Agent.

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ANNEX 2

(c) Notwithstanding any provisions to the contrary contained in this Agreement, in respect of the obligations and liabilities of the Guarantors incorporated under the laws of France (the “French Guarantors”) under this Article III, it is understood that: (i) the obligations and liabilities of French Guarantors in respect of the Obligations shall be limited in accordance with their respective financial resources in the following manner: (A) the obligations and liabilities of Goodyear France S.A.S. in respect of the Obligations shall be limited to an aggregate amount not exceeding €83,800,000.00, (B) the obligations and liabilities of Goodyear Amiens S.A.S. in respect of the Obligations shall be limited to an aggregate amount not exceeding €55,500,000.00, (C) the obligations and liabilities of Vulco Développement S.A. in respect of the Obligations shall be limited to an aggregate amount not exceeding €470,883.00 and (D) the obligations and liabilities of any other Person becoming a French Guarantor in respect of the Obligations shall be limited to an aggregate amount not exceeding the amount indicated as such maximum amount in the agreement pursuant to which such Person shall become a French Guarantor.